Exhibit 99.2

Supplemental Operating and Financial Data June 30, 2016 (Unaudited) Juniper Village at Chatham Chatham, MA

Table of Contents Execution of Growth Strategy 5 Proforma Portfolio Overview 6 Real Estate Activities 7-11 Portfolio Metrics 12 Proforma Portfolio Diversification 13-15 Portfolio Diversification – Top Ten Operator Profiles 16 Proforma Portfolio Maturity 17 Proforma Enterprise Value 18 Proforma Debt Maturity 19 Financial Data Summary 20-21 Income Statement Data 22 Consolidated Balance Sheets 23 Funds from Operations 24-25 Glossary 26-28 Forward-Looking Statements & Non-GAAP 29 Page 2 Village at Athens Athens, GA

Leadership Page 3 Wendy Simpson Chairman Boyd Hendrickson Lead Independent Director James Pieczynski Nominating & Corporate Governance Committee Chairman Devra Shapiro Audit Committee Chairman Timothy Triche, MD Compensation Committee Chairman Board of Directors Wendy Simpson Chairman, Chief Executive Officer and President Pam Kessler Executive Vice President, CFO and Secretary Clint Malin Executive Vice President and Chief Investment Officer Brent Chappell Senior Vice President, Investment and Portfolio Management Cece Chikhale Senior Vice President, Controller and Treasurer Peter Lyew Vice President and Director of Taxes Doug Korey Senior Vice President of Business Development

Analyst Coverage Page 44 Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. BMO Capital Markets Corp John Kim Canaccord Genuity . Paul Morgan Cantor Fitzgerald . Joseph France Crowell, Weedon, & Co .. Doug Christopher J.J. B. Hilliard, W.L. Lyons, Inc John Roberts JMP Securities, LLC . Peter Martin Oxford Grand KeyBanc Capital Markets, Inc . Jordan Sadler Mitsubishi – MUFG Karin Ford Mizuho Securities USA Inc .. Rich Anderson RBC Capital Markets Corporation .... Mike Carroll Stifel, Nicolaus & Company, Inc . Chad Vanacore Wells Fargo Securities, LLC .. Todd Stender

Execution of Growth Strategy Page 55 $1.2 Billion in Total Investments Underwritten Millions Oxford Grand $9 $68 $44 $12 $112 $94 $109 $245 $185 $25 $414 $82 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 YTD 2016 Development/Expansions/Renovations Total Investment $5

Page 6 Gross Real Property $1.3B Loans Receivable $0.2B Lakeshore Manor Oshkosh, WI Senior Care of Hewitt Hewitt, TX Proforma includes the sale of school subsequent to June 30, 2016. Includes contractual rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended June 30, 2016. Includes five development projects consisting of three MC communities with a total of 198 units, a 108-unit independent living community and an 89-unit combination ALF and MC community. Includes one behavioral health care hospital and four parcels of land. Proforma Portfolio Overview (1) (dollar amounts in thousands) 84.5% 15.5% Type of Property Gross Investments Skilled Nursing 98 $ 755,287 49.8% $ 58,552 $ 24,514 56.2% Assisted Living 109 663,387 43.6% 56,946 1,184 39.4% Range of Care 7 43,907 2.9% 5,877 - 4.0% Under Development (3) - 43,353 2.9% - - - Other (4) 1 11,425 0.8% 590 65 0.4% Total 215 $ 1,517,359 100.0% $ 121,965 $ 25,763 100.0% Trailing Twelve Months Ended June 30, 2016 # of Properties % of Investments Rental Income (2) Interest Income (2) % of Revenues

Real Estate Activities – Acquisitions & Loan Originations

(dollar amounts in thousands)

Acquisitions

	Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Initial Cash Yield	Purchase Price	Additional Commitment [1]
2015	2/6	1	UDP[2]	56 units	Corpus Christi, TX	Thrive Senior Living	2015-2016	8.75%	$ 7,195	$ 7,918
	2/19	1	SNF	106 beds	Slinger, WI	Fundamental	2014	10.30%	13,946	1,054
	2/20	1	UDP[2]	89 units	Murrells Inlet, SC	Thrive Senior Living	2015-2016	8.75%	2,490	16,408
	5/26	1	UDP[2]	66 units	Tinley Park, IL	Anthem Memory Care	2015-2016	9.25%	702	11,185
	5/29	1	UDP[2]	108 units	Wichita, KS	Oxford Senior Living	2015-2016	7.43%	624	13,876
	8/17	10	ALF	891 units	WI and IL	Senior Lifestyle	1991-2009	6.50%	142,000	10,500
	9/23	1	UDP[2]	66 units	Murrieta, CA	Anthem Memory Care	2015-2016	9.00%	2,022	10,584
	9/30	1	MC	60 units	Jacksonville, FL	Clarity Pointe	2015	8.00%	14,250	300
	10/19	1	UDP[2]	66 units	Glenview, IL	Anthem Memory Care	2015-2017	9.00%	2,800	11,969
	10/28	1	OTH	118 beds	Las Vegas, NV	Fundamental	1990/1994	8.50%	9,250	3,000
	11/30	2	SNF	254 beds	Fort Worth & Weatherford, TX	Senior Care Centers	1998/1996	8.25%	23,000	500
		21		1,402 units/478 beds					$ 218,279	$ 87,294
2016	2/1	1	SNF	126 beds	Mansfield, TX	Fundamental	2015	8.50%	$ 16,000	$ -
	4/21	1	MC	60 units	Louisville, KY	Clarity Pointe	2016	8.00%	14,250	300
	4/29	2	MC	120 units	Wichita & Overland Park, KS	Anthem Memory Care	2011/2013	8.00%	25,000	1,300
	6/14	1	ALF/MC	70 units	Athens, GA	Thrive Senior Living	2016	8.00%	14,300	1,700
		5		250 units/126 beds					$ 69,550	$ 3,300

(1) Commitments may include capital improvement or development allowances for approved projects, incentive payments and contingent payments.
(2) See page 8 for development activities.

Loan Originations

	Date	# of Properties	Property Type	# Beds/ Units	Location	Operator	Origination	Funded to Date	2016 YTD Revenue [1]	Stated Interest Rate
2015	1/30	1	SNF	157 beds	Grand Blanc, MI	Prestige Healthcare	$ 15,000 [2]	$ 9,806	$ 576	9.4%
	6/29	15	SNF	2,058 beds	Various cities in MI	Prestige Healthcare	40,000	40,000	2,467	9.4%
	10/30	2	SNF	273 beds	Farmington & Howell, MI	Prestige Healthcare	20,000	15,000	798	9.4%
		18		2,488 beds			$ 75,000	$ 64,806	$ 3,841	
2016	4/29	2	SNF	216 beds	East Lansing, MI	Prestige Healthcare	$ 12,250 [3]	$ 7,750	$ 127	9.4%

(1) Represents year-to-date mortgage GAAP interest income.
(2) Initially, we originated $11,000 and during 2Q16 we increased the investment commitment by $4,000. See page 9 for funding activities.
(3) Represents the origination of a 4-year mortgage loan for $12,250, funding $7,750 at closing with the remaining commitment of $4,500 available for approved capital improvement projects. Additionally, we committed $8,000 to be funded upon the properties achieving certain predetermined coverage thresholds.

Page 7

Real Estate Activities – De Novo Development (dollar amounts in thousands) Page 8 Includes purchase of land and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other”. Oxford Villa at New Market Wichita, KS Oxford Villa at New Market Wichita, KS # of Projects Property Type # Beds/ Units 3Q16 2015 Murrells Inlet, SC 1 ALF/MC 8.75% 89 units 16,535 $ 2,921 $ 391 $ 10,835 $ 6,091 $ 3Q16 2015 Tinley Park, IL 1 MC 9.25% 66 units 11,887 2,665 208 10,374 1,721 4Q16 2015 Wichita, KS 1 ILF 7.43% 108 units 14,500 3,400 150 7,882 6,768 4Q16 2015 Murrieta, CA 1 MC 9.00% 66 units 12,606 2,023 215 9,907 2,914 4 329 units 55,528 11,009 964 38,998 17,494 2Q17 2015 Glenview, IL 1 MC 9.00% 66 units 14,769 583 139 4,354 10,554 Total 5 8.66% 395 units 70,297 $ 11,592 $ 1,103 $ 43,352 $ 28,048 $ Remaining Commitment (2) Total Project Basis Total Capitalized Interest/Other Estimated Rent/Interest Inception Date Commitment Year Location Approximate Initial Cash Yield Investment Commitment (1) 2Q16 Funding

Real Estate Activities – Expansions & Renovations

(dollar amounts in thousands)

Owned

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	2Q16 Funding	Total Funded to Date	Remaining Commitment
- (1)	2015	Expansion	Mesa, AZ	1	SNF	9.00%	$ 5,000 (1)	$ 676	$ 4,033	$ 967
- (2)	2015	Renovation	Las Vegas, NV	1	OTH	8.50%	3,000 (2)	-	-	3,000
			Total	2			$ 8,000	$ 676	$ 4,033	$ 3,967

Loaned

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	2Q16 Funding	Total Funded to Date	Remaining Commitment
- (3)	2013	Renovation	Various cities in MI	15	SNF	9.41%	$ 12,000	$ 1,896	$ 11,725	$ 275
- (3)	2015	Expansion	Richmond, MI	1	SNF	9.41%	10,000	792	1,453	8,547
- (3)	2015	Expansion	Rochester Hills, MI	1	SNF	9.41%	10,000	91	297	9,703
- (4)	2015	Renovation	Farmington & Howell, MI	2	SNF	9.41%	5,000	-	-	5,000
- (4)	2016	Expansion	Grand Blanc, MI	1	SNF	9.41%	5,500 (5)	-	306	5,194
- (4)	2016	Renovation	East Lansing, MI	2	SNF	9.41%	4,500	-	-	4,500
			Total	22			$ 47,000	$ 2,779	$ 13,781	$ 33,219

(1) Rent increases upon each funding.
(2) Rent increases at each six month anniversary on amounts funded during that period.
(3) Commitments are part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(4) Interest payment increases upon each funding.
(5) Increased investment from $1,500 to $5,500 during 2Q16.


Medilodge of Rochester Expansion Rendering
Rochester MI

Page 9

Real Estate Activities – Lease-Up

(dollar amounts in thousands)

Lease-Up

Date Opened	Occupancy at June 30, 2016	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	# Beds/Units	Total Funded/ Purchase Price
Feb-15	83%	2013	Development	Westminster, CO	1	MC	9.25%	60 units	$ 10,703
Sep-15	40%	2015	Acquisition [1]	Jacksonville, FL	1	MC	8.00%	60 units	14,250
Feb-16	32%	2014	Development	Burr Ridge, IL	1	MC	9.30%	66 units	12,178
Apr-16	25%	2016	Acquisition [2]	Louisville, KY	1	MC	8.00%	60 units	14,250
May-16	N/A [3]	2015	Development	Corpus Christi, TX	1	MC	8.75%	56 units	13,524
					5			302 units	$ 64,905

(1) Property was newly constructed and purchased in September 2015 following issuance of final certificate of occupancy and licensure.
(2) Property was newly constructed and purchased in April 2016 following issuance of final certificate of occupancy and licensure.
(3) Property received licensure in July 2016.

Lease-Up History

Property	Location	Property Type	Project Type	# Beds/Units	Date Opened	Date Stabilized	# of months to Stabilized Occupancy
Hillside Heights Rehabilitation Suites	Amarillo, TX	SNF	Redevelopment	120 beds	Jul 2013	Aug 2013	1
Highline Place	Littleton, CO	MC	Development	60 units	Jul 2013	Sep 2013	2
The Oxford Grand	Wichita, KS	ALF/MC	Development	77 units	Oct 2013	Sep 2014	11
Willowbrook Place	Littleton, CO	MC	Development	60 units	Aug 2014	Dec 2015	16
Mustang Creek Estates	Frisco, TX	ALF/MC	Development	80 units	Oct 2014	Dec 2015	14
Chelsea Place	Aurora, CO	MC	Development	48 units	Dec 2014	Mar 2016	15
Pavilion at Glacier Valley	Slinger, WI	SNF	Redevelopment	106 beds	Feb 2014	Feb 2016	24
Coldspring Transitional Care Center	Cold Spring, KY	SNF	Development	143 beds	Nov 2014	Jun 2016	19

Page 10

Real Estate Activities – Joint Ventures (dollar amounts in thousands) Page 11 Currently, 5% is paid in cash and 10% is deferred. Represents a mezzanine loan which is recorded as a joint venture for accounting purposes. Initial interest rate is 10% escalating up to 15%. Interest is deferred for a period ending on the earlier of February 1, 2017 or the effective date of the certificate of occupancy. Harbour Assisted Living of South Hills Pittsburgh, PA # of Projects Property Type # Beds/ Units 2015 Various cities in AZ 4 ALF/MC/ILF 15.00% (1) 585 units 25,650 $ 20,622 $ 5,028 $ 2015 Ocala, FL 1 UDP 15.00% (2) 99 units 2,900 2,900 - 684 units 28,550 $ 23,522 $ 5,028 $ Investment to Date Remaining Investment Commitment Commitment Year Location Return Investment Commitment

Portfolio Metrics Page 12 Same Property Portfolio Statistics (1) Stabilized Property Portfolio TTM Ended March 31, 2016 Hickory Park Greenfield, WI 30.9% 16.6% 52.5% Medicaid Medicare Private Pay Total Portfolio Payor Source 47.4% 25.8% 26.8% Medicaid Medicare Private Pay SNF Portfolio Payor Source Owned Properties 1Q16 4Q15 1Q16 4Q15 1Q16 4Q15 Assisted Living 86.0% 86.2% 1.57 1.61 1.35 1.38 Skilled Nursing 79.1% 79.4% 2.10 2.19 1.52 1.60 Range of Care 85.3% 85.3% 1.67 1.71 1.22 1.26 (1) Information is for the trailing twelve months through March 31, 2016 and December 31, 2015 and is from property level operator financial statements which are unaudited and have not been independently verified by us. Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage

Page 13 Skilled Nursing (98) Assisted Living (109) Other (1) Range of Care (7) Under Development (5) Land (4) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 5 30 1 1 2 3 5 1 2 3 2 2 2 2 1 6 22 3 5 4 8 11 4 7 2 6 1 4 2 13 7 3 1 1 1 1 1 1 2 1 1 20 3 1 2 1 1 2 9 1 1 1 1 1 215 Properties 5 Development Projects 4 Land Parcels 30 States 32 Operators Proforma Portfolio Diversification – Geography (1) (as of June 30, 2016) Proforma includes the sale of school subsequent to June 30, 2016.

Page 14 Approximately 66% of our properties are in the Top 100 MSAs Gross Portfolio by MSA (3) Proforma Portfolio Diversification – Geography (1) (as of June 30, 2016, dollar amounts in thousands) Proforma includes the sale of school subsequent to June 30, 2016. Due to master leases with properties in multiple states, revenue by state is not available. The MSA rank by population as of July 1, 2015, as estimated by the United States Census Bureau. 48.2% 18.0% 20.2% 8.9% 4.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs < 100 Cities in Micro-SA Cities not in MSA or Micro-SA Population 20.2M – 2.1M MSAs 1 - 31 Population 2.1M – 0.5M MSAs 32 - 100 Population 0.5M – 55K MSAs < 100 Population 218K – 14K Cities in a Micro-SA Population less than 100K Cities not in MSA State (2) # of Props SNF % ALF % ROC % UDP % OTH % % Texas 53 221,898 $ 29.4% 56,902 $ 8.6% 2,994 $ 6.8% - $ - - $ - 281,794 $ 18.5% Michigan 20 211,086 27.9% - - - - - - 943 8.3% 212,029 14.0% Wisconsin 10 13,946 1.8% 111,734 16.9% - - - - - - 125,680 8.3% Colorado 16 6,038 0.8% 106,879 16.1% 2,007 4.6% - - - - 114,924 7.6% Ohio 13 54,000 7.2% 44,997 6.8% - - - - - - 98,997 6.5% Florida 13 35,362 4.7% 45,856 6.9% - - - - - - 81,218 5.3% Kansas 10 14,112 1.9% 42,341 6.4% - - 7,882 18.2% - - 64,335 4.2% New Jersey 4 - - 61,737 9.3% - - - - - - 61,737 4.1% California 4 22,130 2.9% 28,071 4.2% - - 9,907 22.8% - - 60,108 4.0% Illinois 2 - - 42,698 6.4% - - 14,727 34.0% - - 57,425 3.8% All Others 70 176,715 23.4% 122,172 18.4% 38,906 88.6% 10,837 25.0% 10,482 91.7% 359,112 23.7% Total 215 755,287 $ 100.0% 663,387 $ 100.0% 43,907 $ 100.0% 43,353 $ 100.0% 11,425 $ 100.0% 1,517,359 $ 100.0% Gross Investment

Annual Income by Operator Page 15 Proforma includes the sale of school subsequent to June 30, 2016. Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding rental income from properties sold and interest income from loans that paid off during the twelve months ended June 30, 2016. Proforma Portfolio Diversification – Operators (1) (as of June 30, 2016, dollar amounts in thousands) Prestige Healthcare 15.6% Senior Lifestyle 12.4% Brookdale 10.0% Senior Care 10.0% Preferred Care 7.4% Fundamental 5.3% Anthem 5.1% Carespring 4.8% Genesis 4.8% Traditions Sr Mgmt 4.5% All Others 20.1% Operators Annual Income (2) % Gross Investment % Prestige Healthcare 22 24,650 $ 15.6% 224,219 $ 14.8% Senior Lifestyle Corporation 27 19,509 12.4% 200,515 13.2% Brookdale Senior Living 37 15,801 10.0% 126,991 8.4% Senior Care Centers 11 15,756 10.0% 138,109 9.1% Preferred Care 30 11,659 7.4% 90,047 5.9% Fundamental 7 8,306 5.3% 74,652 4.9% Anthem Memory Care 7 8,047 5.1% 102,714 6.8% Carespring Health Care Management 3 7,635 4.8% 77,546 5.1% Genesis Healthcare 8 7,614 4.8% 54,864 3.6% Traditions Senior Management 5 7,121 4.5% 64,610 4.3% All Others 58 31,764 20.1% 363,092 23.9% 215 157,862 $ 100.0% 1,517,359 $ 100.0% # of Properties

Privately Held Privately Held Privately Held NYSE: GEN Privately Held SNF/ALF/MC Hospitals & Other Rehab Exclusively MC SNF/ALF/ILF Transitional Care SNF/ALF Senior Living SNF/ALF/ILF 74 Properties 9 Properties 11 Properties More than 500 Properties 24 Properties 9 States 4 States 2 States 34 States 5 States Portfolio Diversification - Top Ten Operator Profiles (as of June 30, 2016) Page 16 Privately Held Privately Held NYSE: BKD Privately Held Privately Held SNF/ALF/ILF Other Rehab ALF/ILF/MC/SNF Short Term Stays ALF/ILF/MC Continuing Care SNF/ALF/ILF/MC Transitional Care & Rehab SNF/ALF/ILF Specialty Care 68 Properties 170 Properties Approx 1,121 Properties 108 Properties 112 Properties 7 States 27 States 47 States 2 States 12 States

Page 17 (As a % of Total Annual Income)(1) Proforma Portfolio Maturity (1) (as of June 30, 2016, dollar amounts in thousands) Proforma includes the sale of school subsequent to June 30, 2016. Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding rental income from properties sold and interest income from loans that paid off during the twelve months ended June 30, 2016 and the school sold subsequent to June 30, 2016. 0.0% 0.3% 6.0% 1.0% 8.8% 11.7% 0.5% 1.6% 53.9% 0.3% 0.4% 0.5% 0.2% 0.0% 0.0% 0.0% 14.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter Leases Loans % of Total % of Total Annual Income (2) % of Total 2016 - $ - 415 $ 1.6% 415 $ 0.3% 2017 359 0.3% 665 2.6% 1,024 0.7% 2018 9,417 7.1% 889 3.4% 10,306 6.5% 2019 1,571 1.2% 379 1.5% 1,950 1.2% 2020 13,826 10.5% 127 0.5% 13,953 8.8% 2021 18,502 14.0% - - 18,502 11.7% 2022 771 0.6% - - 771 0.5% 2023 2,539 1.9% - - 2,539 1.6% 85,114 64.4% 23,288 90.4% 108,402 68.7% Total 132,099 $ 100.0% 25,763 $ 100.0% 157,862 $ 100.0% Year Rental Income (2) Interest Income (2) Thereafter

Proforma Enterprise Value

(amounts in thousands, except per share amounts and number of shares)

	No. of shares	6/30 Closing Price	At June 30, 2016	Capitalization
Debt				
Bank borrowings - weighted average rate 2.0% [(1)]			$ 81,000	
Senior unsecured notes -weighted average rate 4.6% [(2)]			512,234	
Total debt - weighted average rate 4.2%			593,234	22.6%
Equity				
Common stock	39,221,681 [(3)]	$ 51.73 [(4)]	2,028,938	77.4%
Total Market Value			**$ 2,622,172**	100%
Less: Cash and cash equivalents			(14,463)	
Enterprise Value			**$ 2,607,709**	
Debt to Enterprise Value			22.7%	
Debt to Annualized Normalized EBITDA [(5)]			4.2x	

Capitalization


Common Stock
77.4%
22.6%
Total Debt


Stonespring of Vandalia
Dayton, OH

(1) Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Subsequent to June 30, 2016, we paid down $41,000 and have $81,000 outstanding with $519,000 available for borrowing.
(2) Represents outstanding balance of $485,800, net of debt issue costs of $1,066. Rate includes amortization of debt issue cost. Subsequent to June 30, 2016, we sold $40,000 of 3.99% senior unsecured notes and paid down principal of $12,500 of the Series B Prudential notes.
(3) Proforma for common stock sold under our ATM program subsequent to June 30, 2016.
(4) Closing price of our common stock as reported by the NYSE on June 30, 2016.
(5) See page 21 for reconciliation of annualized normalized EBITDA for the twelve months ended June 30, 2016.

Page 18

Proforma Debt Maturity (as of June 30, 2016, dollar amounts in thousands) Page 19 Debt Structure Unsecured Line Senior Unsecured Notes Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Subsequent to June 30, 2016, we paid down $41,000 and have $81,000 outstanding with $519,000 available for borrowing. Reflects scheduled principal payments. Proforma reflects $40,000 of 3.99% senior unsecured notes and a principal payment of $12,500 of the Series B Prudential notes subsequent to June 30, 2016. Excludes debt issue costs which are included in the balance sheet amounts shown on page 18. $0 $0 $81,000 $0 $0 $0 $0 $0 $10,000 $31,167 $38,167 $33,666 $40,160 $40,160 $41,160 $278,820 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2016 2017 2018 2019 2020 2021 2022 Thereafter Unsecured Line Senior Unsecured Notes 86.4% 13.6% $ - $ 10,000 $ 10,000 1.7% - 31,167 31,167 5.2% 81,000 38,167 119,167 20.0% - 33,666 33,666 5.7% - 40,160 40,160 6.8% - 40,160 40,160 6.8% - 41,160 41,160 6.9% - 278,820 278,820 46.9% $ 81,000 $ 513,300 $ 594,300 (3) 100.0% 2022 Thereafter Total 2021 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total % of Total 2016 2017 2018 2019 2020

Financial Data Summary
(dollar amounts in thousands)

Balance Sheet, Leverage Ratios and Coverage Ratios

	2Q16 Proforma [1]	2Q16	4Q15	4Q14	4Q13
Balance Sheet					
Gross real estate assets	$1,517,359	$1,526,629	$1,418,405	$1,117,167	$1,104,732
Net real estate assets	1,254,042	1,258,064	1,164,950	892,179	884,361
Gross asset value	1,636,126	1,648,690	1,528,879	1,189,758	1,150,676
Total debt [2]	593,234	606,734	571,872	280,584	277,730
Total liabilities	635,882	649,382	616,222	304,649	297,867
Preferred stock	-	-	-	38,500	38,500
Total equity	736,927	730,743	659,202	660,121	632,438
Leverage Ratios					
Debt to gross asset value	36.3%	36.8%	37.4%	23.6%	24.1%
Debt & preferred stock to gross asset value	36.3%	36.8%	37.4%	26.8%	27.5%
Debt to total enterprise value	22.7%	23.2%	26.2%	15.4%	18.0%
Debt & preferred stock to total enterprise value	22.7%	23.2%	26.2%	17.5%	20.5%
Coverage Ratios					
Debt to annualized normalized EBITDA	4.2x	4.2x	4.3x	2.3x	2.9x
Annualized normalized EBITDA / interest incurred	5.0x	5.1x	5.7x	7.6x	7.9x
Annualized normalized EBITDA / fixed charges	5.0x	5.1x	5.7x	6.3x	6.2x

(1) Proforma reflects sale of school, sale of 3.99% senior unsecured notes, sale of common stock under our ATM program, pay down of $41,000 under the unsecured revolving line of credit, and principal payment of $12,500 of the Series B Prudential notes subsequent to June 30, 2016.

(2) Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs.

Page 20

Financial Data Summary

(dollar amounts in thousands)

Reconciliation of Annualized Normalized EBITDA and Fixed Charges

	Annualized				
	2Q16 Proforma [1]	2Q16	4Q15	4Q14	4Q13
Net income	$ 81,783	$ 83,314	$ 76,808	$ 84,000	$ 58,600
Less: Gain on sale of real estate, net	(1,610) [2]	(1,802) [2]	(586) [3]	(3,819) [2]	-
Add: Impairment on real estate for sale	-	-	2,250 [3]	-	-
Add: Interest expense	27,327	27,000	22,324	14,732	11,408
Add: Depreciation and amortization	35,322	35,628	33,240	26,376	24,948
Adjusted EBITDA	142,822	144,140	134,036	121,289	94,956
Add back/(deduct):					
Non-recurring one-time items	-	-	-	-	1,980 [4]
Normalized EBITDA	$ 142,822	$ 144,140	$ 134,036	$ 121,289	$ 96,936
Interest expense:	$ 27,327	27,000	$ 22,324	$ 14,732	$ 11,408
Add: Capitalized interest	1,024	1,024	1,384	1,160	856
Interest incurred	28,351	28,024	23,708	15,892	12,264
Interest incurred	28,351	28,024	23,708	15,892	12,264
Preferred stock dividend	-	-	-	3,276	3,276
Fixed Charges	$ 28,351	$ 28,024	$ 23,708	$ 19,168	$ 15,540

(1) Proforma reflects sale of school, sale of 3.99% senior unsecured notes, pay down of $41,000 under the unsecured revolving line of credit, and principal payment of $12,500 of the Series B Prudential notes subsequent to June 30, 2016.

(2) Gain on sale of real estate was not annualized.

(3) In 1Q16, we sold a 48-unit assisted living community and recorded an impairment charge of $2,250 to write the property down to the sale price. Gain on sale of real estate and impairment on real estate for sale were not annualized.

(4) Represents a $1,244 provision for loan loss reserve on a $124,387 mortgage loan origination, and an $869 non-cash write-off of straight-line rent offset by revenue from the Sunwest bankruptcy settlement distribution of $133. Non-recurring one-time items were not annualized.

Non-Cash Revenue Components

	2Q16	3Q16 [1]	4Q16 [1]	1Q17 [1]	2Q17 [1]
Straight-line rent	$ 2,619	$ 2,596	$ 2,128	$ 1,372	$ 1,438
Amort of lease inducement	(459)	(465)	(465)	(465)	(465)
Effective Interest	1,293	1,352	1,384	1,377	1,380
Net	$ 3,453	$ 3,483	$ 3,047	$ 2,284	$ 2,353

(1) For leases and loans in place at June 30, 2016, proforma for school sold subsequent to June 30, 2016 assuming no renewals, modification or replacement, and no new investments are added to our portfolio.

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Income Statement Data (amounts in thousands, except per share amounts) Page 22 Bella Vista Oshkosh, WI Village at Athens Athens, GA 2016 2015 2016 2015 Revenues Rental income 33,072 $ 27,116 $ 64,952 $ 53,794 $ Interest income from mortgage loans 6,811 5,053 13,389 9,660 Interest and other income 113 218 259 413 Total revenues 39,996 32,387 78,600 63,867 Expenses Interest expense 6,750 3,854 12,750 7,620 Depreciation and amortization 8,907 6,977 17,468 13,756 Provision for doubtful accounts 118 429 202 432 Transaction costs 4 14 94 62 General and administrative expenses 4,117 3,938 8,400 7,386 Total expenses 19,896 15,212 38,914 29,256 Operating Income 20,100 17,175 39,686 34,611 Income from unconsolidated joint ventures 278 753 550 869 Gain on sale of real estate, net 1,802 - 1,802 - Net Income 22,180 17,928 42,038 35,480 Income allocated to participating securities (105) (126) (206) (249) Income allocated to preferred stockholders - (818) - (1,636) Net income available to common stockholders 22,075 $ 16,984 $ 41,832 $ 33,595 $ Earnings per common share: Basic $0.58 $0.48 $1.11 $0.95 Diluted $0.58 $0.48 $1.11 $0.94 Weighted average shares used to calculate earnings per common share: Basic 37,969 35,299 37,707 35,288 Diluted 38,164 37,311 37,720 37,302 Dividends declared and paid per common share $0.54 $0.51 $1.08 $1.02 (unaudited) (unaudited) Three Months Ended Six Months Ended June 30, June 30,

Consolidated Balance Sheets

(amounts in thousands, except per share amounts)

	June 30, 2016 *(unaudited)*	December 31, 2015 *(audited)*
ASSETS		
Investments:		
Land	$ 113,746	$ 106,741
Buildings and improvements	1,168,370	1,082,675
Accumulated depreciation and amortization	(260,971)	(246,170)
Operating real estate property, net	1,021,145	943,246
Properties held-for-sale, net of accumulated depreciation and amortization: 2016 - $5,248; 2015 - $5,095	4,022	4,175
Real property investments, net	1,025,167	947,421
Mortgage loans receivable, net of loan loss reserves: 2016 - $2,346; 2015 - $2,190	232,897	217,529
Real estate investments, net	1,258,064	1,164,950
Investments in unconsolidated joint ventures	24,036	24,042
Investments, net	1,282,100	1,188,992
Other assets:		
Cash and cash equivalents	17,756	12,942
Debt issue costs related to bank borrowings	2,375	2,865
Interest receivable	7,087	4,536
Straight-line rent receivable, net of allowance for doubtful accounts: 2016 - $880; 2015 - $833	47,373	42,685
Prepaid expenses and other assets	21,119	21,443
Notes receivable	2,315	1,961
Total assets	$ 1,380,125	$ 1,275,424

	June 30, 2016 *(unaudited)*	December 31, 2015 *(audited)*
LIABILITIES		
Bank borrowings	$ 122,000	$ 120,500
Senior unsecured notes, net of debt issue costs: 2016 - $1,066; 2015 - $1,095	484,734	451,372
Accrued interest	4,046	3,974
Accrued incentives and earn-outs	13,717	12,722
Accrued expenses and other liabilities	24,885	27,654
Total liabilities	649,382	616,222
EQUITY		
Stockholders' equity:		
Common stock [(1)]	391	375
Capital in excess of par value	829,228	758,676
Cumulative net income	970,366	928,328
Accumulated other comprehensive income	13	47
Cumulative distributions	(1,069,255)	(1,028,224)
Total equity	730,743	659,202
Total liabilities and equity	$ 1,380,125	$ 1,275,424

(1) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2016 - 39,069; 2015 - 37,548

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Funds from Operations

(unaudited, amounts in thousands, except per share amounts)

Reconciliation of FFO, AFFO, and FAD

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
GAAP net income available to common stockholders	$ 22,075	$ 16,984	$ 41,832	$ 33,595
Add: Depreciation and amortization	8,907	6,977	17,468	13,756
Less: Gain on sale of real estate, net	(1,802)	-	(1,802)	-
NAREIT FFO attributable to common stockholders	29,180	23,961	57,498	47,351
Add: Non-recurring one-time items	-	400 (1)	-	400 (1)
Normalized FFO attributable to common stockholders	**29,180**	**24,361**	**57,498**	**47,751**
Less: Non-cash rental income	(2,160)	(1,795)	(4,477)	(3,718)
Less: Effective interest income from mortgage loans	(1,293)	(934)	(2,555)	(1,485)
Less: Deferred income from unconsolidated joint ventures	-	(502)	-	(579)
Normalized adjusted FFO (AFFO)	25,727	21,130	50,466	41,969
Add: Non-cash compensation charges	1,029	1,099	2,019	2,081
Add: Non-cash interest related to earn-out liabilities	166	55	315	109
Less: Capitalized interest	(256)	(150)	(942)	(297)
Normalized funds available for distribution (FAD)	**$ 26,666**	**$ 22,134**	**$ 51,858**	**$ 43,862**
NAREIT Diluted FFO attributable to common stockholders per share	$0.77	$0.66	$1.52	$1.31
Diluted normalized FFO attributable to common stockholders per share	**$0.77**	**$0.67**	**$1.52**	**$1.32**
Diluted normalized AFFO per share	$0.68	$0.59	$1.34	$1.17
Diluted normalized FAD per share	**$0.70**	**$0.61**	**$1.37**	**$1.22**

(1) Represents a $400 provision for loan loss reserve related to additional loan proceeds funded under an existing mortgage loan.

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Funds from Operations (unaudited, amounts in thousands, except per share amounts) Page 25 Reconciliation of FFO Per Share Village at Oso Bay Corpus Christi, TX Village at Oso Bay Corpus Christi, TX For the six months ended June 30, 2015 2015 2015 Normalized FFO/AFFO/FAD attributable to common stockholders 57,498 $ 47,751 $ 50,466 $ 41,969 $ 51,858 $ 43,862 $ Effect of dilutive securities: Participating securities 206 249 206 249 206 249 Series C cumulative preferred - 1,636 - 1,636 - 1,636 Diluted normalized FFO/AFFO/FAD assuming conversion 57,704 $ 49,636 $ 50,672 $ 43,854 $ 52,064 $ 45,747 $ 37,707 35,288 37,707 35,288 37,707 35,288 Effect of dilutive securities: Stock options 13 14 13 14 13 14 Participating securities 182 244 182 244 182 244 Series C cumulative preferred - 2,000 - 2,000 - 2,000 Shares for diluted normalized FFO/AFFO/FAD per share 37,902 37,546 37,902 37,546 37,902 37,546 $1.52 $1.32 $1.34 $1.17 $1.37 $1.22 Diluted normalized FFO/AFFO/FAD per share 2016 FFO AFFO FAD 2016 2016 Shares for basic FFO/AFFO/FAD per share

Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures.

Assisted Living Properties ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Funds Available for Distribution ("FAD"): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs.

GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company's consolidated financial statements.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Properties ("ILF"): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments.

Interest Income: Represents interest income from mortgage loans.

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Glossary (cont.)

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

Memory Care Properties ("MC"): Seniors housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population.

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population.

Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items.

Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us.

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Glossary (cont.)

Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

Range of Care ("ROC"): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services.

Rental Income: Represents GAAP rent net of amortized lease inducement cost.

Same Property Portfolio ("SPP"): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC's leased property portfolio. Our SPP is comprised of stabilized properties owned and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a leased property must be owned and stabilized for a minimum of 15 months if it is an acquired property, or 27 months if it is a development project, to be included in our SSP.

School: An institution for educating students which includes a charter school. Charter schools provide an alternative to the traditional public school and are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled.

Skilled Nursing Properties ("SNF"): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service.

Under Development Properties ("UDP"): Development projects to construct seniors housing properties.

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LTC Properties, Inc. Company Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in seniors housing and health care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to create, sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in seniors housing and health care properties managed by experienced operators. Our primary seniors housing and health care property types include skilled nursing centers (or SNF), assisted living communities (or ALF), independent living communities (or ILF), memory care communities (or MC), and combinations thereof. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, property type and form of investment. For more information on LTC, visit the Company’s website at www.LTCreit.com. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including adjusted EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 21, 24, and 25 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. Page 29